THE ADVISORS' INNER CIRCLE FUND

                          JAPAN SMALLER COMPANIES FUND

      SUPPLEMENT DATED JULY 21, 2004 TO THE PROSPECTUS DATED MARCH 1, 2004


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN
     THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

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Effective May 31, 2004, the Japan Smaller Companies Fund (the "Fund") closed to new investors due to concerns that an increase in the size of the Fund may adversely affect the implementation of the Fund's investment strategy.

The following categories of persons may continue to make additional investments, and reinvest dividends and capital gains distributions in the Fund: investors who are opening an account for an employee benefit plan sponsored by organizations or their affiliates that are current Fund shareholders; current Fund Trustees, officers or employees of Prospect Asset Management, Inc. (the "Adviser") and members of their immediate families; investors whose financial adviser or planner has client assets invested in the Fund as of the date of any proposed new investment in the Fund; and investors who have assets invested with the Adviser as of the date of any proposed new investment in the Fund.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE